UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2007

SOUTHERN MICHIGAN BANCORP, INC.
(Exact Name of Registrant as
Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-49772 (Commission File Number)	38-2407501 (IRS Employer Identification No.)

51 West Pearl Street Coldwater, Michigan (Address of Principal Executive Offices)	49036 (Zip Code)

Registrant's telephone number,
including area code:  (517) 279-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory note: On December 6, 2007, Southern Michigan Bancorp, Inc. ("Southern") filed a current report on Form 8-K, dated December 1, 2007, to report the completion of its acquisition of FNB Financial Corporation. Southern is filing this amendment to provide the financial statement information required by Item 9.01 (a) and (b), which it previously omitted as permitted by Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

The following financial statements, pro forma financial information and exhibits are filed as part of this report.

	(a)	Financial Statements of Businesses Acquired

The following financial statements of FNB Financial Corporation, as required by Item 9.01(a) of Form 8-K, are filed with this report:

Audited financial statements of FNB Financial Corporation as of and for the fiscal years ended December 31, 2006 and December 31, 2005. Previously filed with the Commission on September 28, 2007 in Southern Michigan Bancorp Inc.'s Amendment No. 2 to Form S-4 Registration Statement, pages 160-184. Here incorporated by reference.

Unaudited financial statements of FNB Financial Corporation as of and for the three and nine month periods ended September 30, 2007 are filed with this report as Exhibit 99.2 and are here incorporated by reference.

	(b)	Pro Forma Financial Information

The following pro forma financial information for Southern Michigan Bancorp, Inc. and FNB Financial Corporation is filed with this report:

Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2007 and unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2007 and for the twelve months ended December 31, 2006 are filed with this report as Exhibit 99.3 and are here incorporated by reference.

	(d)	Exhibits:

	23	Consent of BKD LLP - Former Independent Accounting Firm for FNB Financial Corporation.

99.1

Audited financial statements of FNB Financial Corporation as of and for the fiscal years ended December 31, 2006 and December 31, 2005. Previously filed with the Commission on September 28, 2007 in Southern Michigan Bancorp Inc.'s Amendment No. 2 to Form S-4 Registration Statement, pages 160-184. Here incorporated by reference.

99.2	Unaudited financial statements of FNB Financial Corporation as of September 30, 2007 and December 31, 2006 and for the three and nine month periods ended September 30, 2007 and 2006.

99.3

Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2007 and unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2007 and for the twelve months ended December 31, 2006.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 8, 2008	SOUTHERN MICHIGAN BANCORP, INC.

	By	/s/ Danice L. Chartrand
Danice L. Chartrand Senior Vice President, Chief Financial Officer, Secretary, and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

23	Consent of BKD LLP - Former Independent Accounting Firm for FNB Financial Corporation.

99.1

Audited financial statements of FNB Financial Corporation as of and for the fiscal years ended December 31, 2006 and December 31, 2005. Previously filed with the Commission on September 28, 2007 in Southern Michigan Bancorp Inc.'s Amendment No. 2 to Form S-4 Registration Statement, pages 160-184. Here incorporated by reference.

99.2	Unaudited financial statements of FNB Financial Corporation as of September 30, 2007 and December 31, 2006, and for the three and nine month periods ended September 30, 2007 and 2006.

99.3

Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2007 and unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2007 and for the twelve months ended December 31, 2006.